Goldman Sachs Funds


EMERGING MARKETS EQUITY FUND          Semi-Annual Report July 31, 1998

                                      Long-term capital growth potential

[GRAPHIC]                             through a diversified portfolio

                                      of emerging markets stocks.




                                                                         Goldman
                                                                         Sachs

Fund Basics
as of July 31, 1998

Assets Under Management

    $155.2 Million

 Number of Holdings

        133

   NASDAQ SYMBOLS

   Class A Shares

       GEMAX

   Class B Shares

       GEKBX

   Class C Shares

       GEMCX

 Institutional Shares

       GEMIX

   Service Shares

       GEMSX


Mutual funds, annuities, and other investment products:

 . are not FDIC insured;

 . are not deposits or obligations of, or guaranteed by, any financial institution;

 . are subject to investment risks, including possible loss of the principal amount invested.

--------------------------------------------------------------------------------
PERFORMANCE REVIEW
--------------------------------------------------------------------------------


January 31, 1998-        Fund Total Return        MSCI EMF (Partial Domestic)
July 31, 1998            (based on NAV)/1/             MSCI EMF Index/2/
--------------------------------------------------------------------------------
Class A                        -9.29%                       -9.17%
Class B                        -9.39%                       -9.17%
Class C                        -9.38%                       -9.17%
Institutional                  -8.87%                       -9.17%
Service                       -11.04%                       -9.17%
--------------------------------------------------------------------------------

/1/ The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund's performance assumes the investment of dividends and other distributions.

/2/ The Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF)
    Index (with dividends reinvested) is a market capitalization-weighted composite of securities in over 30 emerging market countries, including Argentina, Botswana, Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hong Kong, Hungary, India, Israel, Jordan, Kenya, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela and Zimbabwe. "Free" indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. Investors cannot directly invest in the Index. The Index figures do not reflect any fees or expenses.


--------------------------------------------------------------------------------
SEC CUMULATIVE TOTAL RETURN/3/
--------------------------------------------------------------------------------
For the period
ended 7/31/98        Class A     Class B     Class C   Institutional    Service
--------------------------------------------------------------------------------
Last 6 Months       -14.24%     -13.92%     -10.29%   -8.87%           -11.04%
Since Inception     -16.92%     -16.59%     -12.98%  -11.60%           -13.80%
(12/15/97)
--------------------------------------------------------------------------------

/3/ The SEC Cumulative Total Return is determined by computing the percentage change in the value of $1,000 invested at the maximum public offering price for specified periods, assuming reinvestment of all distributions at NAV. The total return calculation reflects a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). The public offering price of the Class A shares on 7/31/98 was $9.30 and represents the NAV plus the maximum sales charge of 5.5%.

--------------------------------------------------------------------------------
TOP 10 COMPANY HOLDINGS AS OF 7/31/98
--------------------------------------------------------------------------------

                                % of Total
Company Holding                 Net Assets   Country       Line of Business
--------------------------------------------------------------------------------
Telecommunicacoes Brasileiras      6.4%      Brazil        Telecommunications
Telefonos de Mexico SA ADS         3.8%      Mexico        Telecommunications
ITC Ltd.                           2.9%      India         Consumer Goods
Telec de Sao Paulo                 2.6%      Brazil        Telecommunications
Mahanagar Telephono Nigam GDR      2.5%      India         Telecommunications
Petroleo Brasileiros               1.8%      Brazil        Oil & Gas Services
South African Breweries, Ltd.      1.6%      South Africa  Beverages
YPF Sociedad Anonima ADR           1.5%      Argentina     Oil and Gas Services
Ranbaxy Laboratories Ltd.          1.5%      India         Health & Medical
                                                           Services
Cia Vale do Rio Doce               1.4%      Brazil        Mining
--------------------------------------------------------------------------------

The top 10 holdings may not be representative of the Fund's future investments.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost.

                                      GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Market Overview


Dear Shareholder,

The period under review was a difficult one for emerging markets around the world. Over the six-month period ended July 31, 1998, emerging markets, as measured by the Morgan Stanley Capital International Emerging Markets Free Index, generated a return of -9.17%.


 . Market Review: Emerging Markets Around the World Faltered -- In February, after a prolonged period of weakness instigated by the devaluation of the Thai baht, investors briefly renewed their interest in the Asian region. The rally, however, was short-lived. In the remaining months of the period, Asia's economies became further mired in recession in the wake of continuing regional political instability and a weakening Japanese economy.

     Latin America markets sold off strongly amid renewed fears over the currency crisis in Asia, increased political uncertainty in Colombia and Venezuela and continued weak commodity prices. In Russia, much anticipated capital inflows from privatizations never materialized. By period end, dwindling foreign currency reserves threatened to force the devaluation of the Russian ruble. In a preventative effort, the International Monetary Fund agreed to bestow a multibillion dollar aid package upon the beleaguered nation.

     South Africa's market also fared poorly. Early in the period, falling interest rates and major developments in corporate restructuring helped drive the South Africa market into positive territory. By mid-period, however, declining commodity prices and an uncertain interest rate policy placed pressure on the South African rand. This, in turn, led to its eventual devaluation, and South Africa's equity market fell significantly.

 . Market Outlook: Optimistically Cautious -- The increased interest shown by foreign corporates in purchasing Asian assets shows that long term investors are beginning to see value emerge in companies across the region. High debt levels, however, remain the key obstacle in solving the problems of Asian businesses. As a result, we remain cautious in Asia. In Latin America, we expect a slowdown in economic growth as a result of higher interest rates and budget cuts seen in Mexico, Chile and Venezuela. Up until now, the governments have been taking the necessary steps to prevent any major contagion from Asia. However, the recent turmoil in Russia and the world's financial markets has caused substantial reserve losses in Brazil and led to a significant increase in interest rates. We believe that it is key for the region that Brazil continues to use all of its fiscal and monetary policy tools to avoid a devaluation. Eastern European countries should continue to benefit from the convergence of bonds yields occurring in Europe ahead of the formation of a single currency; conversely, the outlook for Russia and South Africa is more muted given high interest rates following currency devalua-tions in both countries.

  We encourage you to maintain your diversified, long-term investment program, and look forward to serving your investment needs in the years ahead.


  Sincerely,

  /s/ David B. Ford                        /s/ John P. McNulty

  David B. Ford                            John P. McNulty
  Co-Head, Goldman Sachs                   Co-Head, Goldman Sachs
  Asset Management International           Asset Management International


August 31, 1998

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND


Performance Overview


Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs Emerging Markets Equity Fund for the six months ended July 31, 1998.


  Performance Review

  Emerging markets, with a few exceptions, fared poorly over the short time period covered by this report, a circumstance that is reflected in the Fund's performance. In general, the Fund's shares slightly underperformed the -9.17% cumulative total return of its benchmark, the Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index. However, on a relative basis, the Fund's Institutional share class outperformed the benchmark with a cumulative total return of 8.87%.


  Regional Allocations

  At the end of the period, the Fund was underweight its position in Asia versus the benchmark, with much of the exposure concentrated in more stable economies such as India. Although our expectations for Asia are modest, we are beginning to expect that its performance relative to the rest of the emerging world will improve. Latin America was reduced to an underweight position, although the Fund maintained an overweight position in Brazil, which benefited Fund performance. Finally, overweight positions were maintained in emerging markets in Europe, the Middle East and Africa.


  Portfolio Highlights

 . Sasol Limited (South Africa) -- Sasol converts coal into refined oil products and petro-chemicals for domestic consumption and exports. The company should experience a significant boost in profits due to the depreciation of the rand, as products are priced in dollars, but costs are in local currency. Over the long term, the company should be able to exploit its world-leading gas-to-oil conversion technology in international joint ventures.

 . Telesp Celular SA (Brazil) -- Telesp is located in the state of Sao Paulo, the largest state in Brazil. The company was privatized in July 1998 and was bought by Telefonica International (TISA) from Spain. Telesp has significant growth prospects due to the large pent-up demand for telecom services in Sao Paulo.

 . Cia Vale do Rio Doce (Brazil) -- Vale do Rio Doce is the world's largest iron ore producer and the largest mining company in Brazil. The company was privatized in the first half of 1997 and, as a result, has been generating substantial earnings growth due to aggressive cost cutting.

 . Grupo Televisa (Mexico) -- Grupo Televisa is the leading broadcast company in
  Mexico, with an advertising market share of 78%. The company is presently undergoing a substantial cost-reduction program and should continue to benefit from growth in the advertising industry and a better pricing structure.

                                      GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

INVESTMENT
PROCESS OVERVIEW

The investment process for the Goldman Sachs Emerging Markets Equity Fund combines both qualitative and quantitative analysis, with an emphasis on portfolio manager input.


    Asset Allocation
    ----------------
        Committee
        ---------
  .  Proprietary
     Quantitative Model
  .  Portfolio
     Manager Views

      [ARROW DOWN]

   Country Allocation
   ------------------

     Company Visits
     --------------
    Internal Research
    -----------------

   Return Expectations

     [ARROW DOWN]

     Stock Selection

       Portfolio   [SIDE ARROW]
      Construction

  .  Stock & Industry
     Views Relative
     to Benchmark

     [ARROW DOWN]
     Portfolio Review
       & Analysis

  .  Performance
     Measurement
     & Attribution

  .  BARRA

  .  Risk Analysis


  Key New Acquisitions

 . Magyr Tavkozlesi (Hungary) -- Matav is the monopoly telecommunications operator in Hungary. Demand for its value-added services to business customers and increased traffic are generating strong earnings growth.

 . Migros (Turkey) -- Migros, a Turkish food retailer, is growing rapidly by acquiring market share from the informal sector (stores that are privately owned and operated).


  Portfolio Outlook

  The two most significant risks to short- and medium-term returns in the emerging markets are the Russian economic and political situation and the direction and pace of change of the Japanese yen. Clearly, both of these situations have a significant risk of deterioration.

  Near term, we intend to keep a close eye on markets in Asia. Although we have seen some countries make progress with the implementation of bank restructuring and bankruptcy legislation, the economic weakness of Japan has again subjected regional currencies to considerable pressure. This will likely result in continuous volatility in the markets. As a result, we intend to maintain our defensive investment stance, focusing on companies with strong balance sheets and dominant business franchises.

  In Latin America, we remain cautious due to the expected slowdown in economic growth resulting from the high interest rate environment. We remain underweight in the region, with a focus on companies with strong balance sheets as well as cost-cutting potential following privatization.

  Finally, we will continue to overweight Europe and the Middle East, although not to the extent that these combined regions have been weighted in the near past. In South Africa, we expect to maintain the Fund's underweight position as a result of increasing interest rates and pressure on South Africa's currency.

  We thank you for your investment and look forward to your continued confidence.


  Goldman Sachs Emerging Markets Equity Investment Team

  New York, Singapore and London, August 31, 1998

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND


An Action Plan for Volatile Markets

When fear and uncertainty temporarily take hold of global markets, you can gain a greater sense of control over your own investment portfolio by making sound decisions. Whether you are a seasoned investor or a market neophyte, the following thoughts are intended to help you maintain some perspective during these volatile market times.


        Remember the factors

        you considered when you first

        began investing: your long-term

        objectives, time horizon, risk

        tolerance and financial needs.


Stay on Course

Don't let market directions dictate your investment decisions -- avoid the common mistake of basing decisions on emotions or uncertainty. Remember the factors you considered when you first began investing: your long-term objectives, time horizon, risk tolerance and financial needs.


Stay Diversified

Global diversification is one of the best defenses against uncertain markets. Because the world's countries have varying economies, growth rates and stages of development, they tend to offer strong performance at different times. Diversifying among equity markets enables you to capture a wide range of opportunities and seek maximum risk-adjusted returns.


Stay Invested

Investors often redeem at market lows because of concern or lack of information-and negatively impact their longer-term returns. With stock investing, the longer your holding period, the greater the likelihood of positive returns.


Consult Your Financial Advisor

Market declines provide a good opportunity to touch base with your advisor, gain confirmation that you are properly diversified and assess whether any recent life events necessitate a change in asset allocation policy.


For More Information

Goldman Sachs Asset Management offers a broad spectrum of equity mutual funds that can help you weather market ups and downs. For more information on Goldman Sachs Funds, contact your investment professional.

                                      GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Performance Summary
July 31, 1998 (Unaudited)

 The following graph shows the value as of July 31, 1998, of a $10,000 invest-ment made (with the maximum sales charge of 5.5% for Class A and redemption charges of 5.0% and 1.0% for Class B and Class C, respectively, and at NAV for the Institutional and Service Classes) on December 15, 1997 (commencement of operations). For comparative purposes, the performance of the Fund's benchmark (Morgan Stanley Emerging Markets Free Index ("MSCI EMF")) is shown. All performance data shown represents past performance and should not be con-sidered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

 EMERGING MARKETS EQUITY FUND'S LIFETIME PERFORMANCE
 PERFORMANCE OF A $10,000 INVESTMENT, DISTRIBUTIONS REINVESTED DECEMBER 15, 1997 TO JULY 31, 1998

 LOGO
GS-Emerging Market Equity Cl A
Inception Date: 12/15/97

           Morgan Stanley Class A  Class B     Class C   Institutional   Service
               EMF         Fund      Fund       Fund         Class        Class
         -----------------------------------------------------------------------
DEC 15/97     10,000       9,500    10,000       10,000     10,000      10,000
DEC           10,621       9,679    10,240       10,240     10,230      10,240
JAN '98        9,788       9,159     9,690        9,700      9,700       9,690
FEB           10,810       9,896    10,470       10,470     10,480      10,450
MAR           11,279      10,312    10,900       10,910     10,930      10,860
APR           11,156      10,369    10,960       10,970     11,000      10,890
MAY            9,628       8,875     9,380        9,390      9,420       9,290
JUNE           8,618       8,034     8,500        8,510      8,560       8,390
JULY           8,891       8,308     8,341        8,702      8,840       8,620

                                SINCE INCEPTION(A)
                                    OF CLASS       SIX MONTHS
  AVERAGE ANNUAL TOTAL RETURN THROUGH JULY 31, 1998(B)
  CLASS A
  Excluding sales charges            -12.10%           -9.29%
  Including sales charges            -16.92%          -14.24%
 ------------------------------------------------------------
  CLASS B
  Excluding redemption charges       -12.20%           -9.39%
  Including redemption charges       -16.59%          -13.92%
 ------------------------------------------------------------
  CLASS C
  Excluding redemption charges       -12.10%           -9.38%
  Including redemption charges       -12.98%          -10.29%
 ------------------------------------------------------------
  INSTITUTIONAL CLASS                -11.60%           -8.87%
 ------------------------------------------------------------
  SERVICE CLASS                      -13.80%          -11.04%
 ------------------------------------------------------------

 (a) Represents the cumulative total return since the class has not been in operation for a full 12 months.
 (b) All classes commenced operations on December 15, 1997.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
Statement of Investments
July 31, 1998 (Unaudited)
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

  SHARES      DESCRIPTION                                               VALUE

 COMMON STOCKS - 81.9%
  ARGENTINE PESO - 4.9%
  57,037      Banco de Galicia ADR (Commercial Banks)             $  1,169,259
  20,600      Cresud S.A. Cifya ADR* (Agriculture)                     370,800
  23,750      Irsa Inversiones y Representos GDR (Recreational
              Services)                                                883,203
  136,700     Perez Compac SA (Diversified Industrial
              Manufacturing)                                           793,261
  56,100      Telefonica de Argentina ADR (Utility)                  2,030,119
  82,050      YPF Sociedad Anonima ADR (Oil & Gas Services)          2,399,963
                          ----------------------------------------------------
                                                                     7,646,605
 -----------------------------------------------------------------------------
  BRAZILIAN REAL - 13.2%
  6,486       Cemig-Cia de Energetica Minas Gerais* (Utility)          220,523
  319,262,200 Cia Energetica (Utility)                               1,098,017
  1,508,730   Cia Rio Telecom (Telecommunications)                   1,375,052
  98,000      Cia Vale do Rio Doce (Mining)                          2,022,269
  10,600      Cia Vale do Rio Doce ADR* (Mining)                       227,900
  89,000      Companhia Cervejaria Brahma ADR*
              (Food & Beverages)                                     1,279,375
  61,296,800  Electrobras PN (Utility)                               1,949,502
  195,526,000 Gerasul Centrais G* (Utility)                            331,186
  33,341,000  Lojas Americanas SA* (Retail Trade)                      157,668
  83,394,000  Paranaense Energy (Utility)                              902,022
  81,500      Telecomunicacoes Brasileiras ADR
              (Telecommunications)                                   9,866,594
  10,732,900  Telesp Celular SA (Telecommunications)                 1,102,774
                          ----------------------------------------------------
                                                                    20,532,882
 -----------------------------------------------------------------------------
  CHILEAN PESO - 1.1%
  17,800      Cia de Telecomunicaciones Chile (Utilities)              392,713
  16,200      Distribucion Y Servicio ADR* (Retail)                    253,125
  14,300      Embotelladora Andina ADR (Beverages)                     244,888
  6,400       Empresa Nacional de Electricidad SA ADR (Utility)         89,600
  21,900      Enersis SA ADR (Utility)                                 610,463
  5,600       Quinenco S.A. ADR (Diversified)                           53,900
                          ----------------------------------------------------
                                                                     1,644,689
 -----------------------------------------------------------------------------
  COLOMBIAN PESO - 1.0%
  115,700     Banco Colombiano SA ADR* (Commercial Banks)            1,214,850
  51,200      Cementos Diamante GDR* (Building Materials)              412,800
                          ----------------------------------------------------
                                                                     1,627,650
 -----------------------------------------------------------------------------

  SHARES     DESCRIPTION                                              VALUE

 COMMON STOCKS - (CONTINUED)
  CZECH KORUNA - 1.6%
  2,939      Ceske Radiomunikace AS GDR* (Telecommunications)   $     90,668
  9,790      Ckd Praha* (Engineering)                                262,962
  14,161     Galena* (Health Care)                                   498,572
  6,320      Restitucni (Investment Fund)                            207,731
  57,400     Sporitelni* (Investment Fund)                           743,484
  45,405     Zivnobanka Fond(b) (Investment Fund)                    660,672
                          --------------------------------------------------
                                                                   2,464,089
 ---------------------------------------------------------------------------
  GEORGIAN COUPON - 0.1%
  1,750      Stet Hellas Telecom SA A* (Utility)                      75,797
 ---------------------------------------------------------------------------
  GREEK DRACHMA - 3.0%
  8,610      Alpha Credit Bank* (Financial Services)                 867,026
  22,755     Attica Enterprises (Transportation-Marine)              383,956
  25,585     Hellenic Bottling (Beverages)                           852,170
  3,666      National Bank of Greece* (Financial Services)           692,341
  49,780     Ote Greek Telecom (Telecommunications)                1,413,965
  15,530     Strintzis Shipping (Shipping and Freight)               110,542
  4,045      Titan Cementos Co. (Communications)                     325,400
                          --------------------------------------------------
                                                                   4,645,400
 ---------------------------------------------------------------------------
  HONG KONG DOLLAR - 1.4%
  1,555,000  Beijing Datang Power Gen-H* (Utility)                   367,252
  19,200     HSBC Holdings (Commercial Banks)                        468,323
  158,000    Hutchison Whampoa (Diversified)                         758,547
  964,000    Legend Holdings (Electronics)                           216,475
  2,549,000  Zhejiang Expressway* (Construction)                     381,602
                          --------------------------------------------------
                                                                   2,192,199
 ---------------------------------------------------------------------------
  HUNGARIAN FORINT - 4.9%
  57,278     Elektrim (Electronics)                                  820,759
  14,607     Gedeon Richter Ltd. ADR (Drugs)                       1,172,212
  41,825     Graboplast (Textiles)                                   166,254
  62,683     Magyar Olaj Es Gaz GDR (Oil & Gas)                    1,921,234
  67,525     Magyr Tavkozlesi ADR* (Telecommunications)            2,156,580
  20,580     OTP Bank Rt. (Banking)                                1,121,610
  28,829     Zalakeramia GDR (Building Materials)                    186,668
                          --------------------------------------------------
                                                                   7,545,317
 ---------------------------------------------------------------------------

                                      GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

  SHARES     DESCRIPTION                                                 VALUE

 COMMON STOCKS - (CONTINUED)
  INDIAN RUPEE - 7.3%
  67,000     Bank India GDR (Financial Services)                   $    737,000
  253,600    ITC Ltd. ADR (Consumer Goods)                            4,476,040
  322,250    Mahanagar Telephono Nigam GDR* (Telecommunications)      3,907,281
  134,380    Ranbaxy Laboratories Ltd. GDR (Health & Medical
             Services)                                                2,250,865
                          -----------------------------------------------------
                                                                     11,371,186
 ------------------------------------------------------------------------------
  INDONESIAN RUPIAH - 0.9%
  786,240    Daya Guna Samudera (Food & Beverages)                      562,027
  492,000    Gudang Garam (Tobacco)                                     332,989
  1,473,000  PT Telekomunikasi (Telecommunications)                     487,266
                          -----------------------------------------------------
                                                                      1,382,282
 ------------------------------------------------------------------------------
  ISRAELI SHEKEL - 3.8%
  226,540    Bank Hapoalim (Banking)                                    664,695
  679,012    Bank Leumi (Banking)                                     1,320,133
  117,587    First International Bank (Banking)                         860,924
  425,517    ICL Israel Chemical (Chemical Products)                    533,245
  29,033     Koors Industries Ltd. ADR* (Utility)                       671,388
  14,528     Nice Systems Ltd. ADR* (Telecommunications)                559,328
  415,057    Super Sol (Retail Trade)                                 1,360,096
                          -----------------------------------------------------
                                                                      5,969,809
 ------------------------------------------------------------------------------
  MALAYSIAN RINGGIT - 1.3%
  283,000    Rothmans Industries Limited (Tobacco)                    1,999,360
 ------------------------------------------------------------------------------
  MEXICAN PESO - 13.4%
  8,594      Cemex SA (Building Materials)                               31,714
  368,450    Cemex SA Class B (Building Materials)                    1,487,852
  1,350,000  Cifra Ser C* (Financial Services)                        1,968,592
  46,100     Coca Cola Femsa SA CV (Food & Beverages)                   815,394
  20,520     Fomento Economico ADR* (Beverages)                         636,120
  1,016,300  Groupo Financiero Banamex -Accivl - Class B
             (Financial Services)                                     2,033,740
  326,500    Grupo Carso SA (Financial Services)                      1,391,699
  229,000    Grupo Modelo SA (Beverages/ Tobacco)                     2,057,532
  59,700     Grupo Televisa GDR* (Broadcast Media)                    2,104,425
  512,000    Kimberly Clark (Health/ Personal Care)                   1,493,214
  26,400     Panamerican Beverages (Beverages/ Tobacco)                 820,050
  118,900    Telefonos de Mexico SA ADR (Telecommunications)          5,945,000
                          -----------------------------------------------------
                                                                     20,785,332
 ------------------------------------------------------------------------------

  SHARES     DESCRIPTION                                           VALUE

 COMMON STOCKS - (CONTINUED)
  NEW TAIWAN DOLLAR - 2.3%
  304,000    Hon Hai Precision* (Electronic Connectors)      $  2,016,936
  453,480    Siliconware Precis* (Technology)                     778,563
  347,750    Taiwan Semiconductor* (Technology)                   789,306
                          -----------------------------------------------
                                                                3,584,805
 ------------------------------------------------------------------------
  PAKISTAN RUPEE - 0.3%
  449,000    Fauji Fertilizer (Chemical Products)                 394,556
 ------------------------------------------------------------------------
  PHILIPPINE PESO - 2.2%
  5,269,300  Ayala Land Inc. (Real Estate)                      1,345,486
  287,700    Manila Electric Co. (Utility)                        697,040
  61,600     Philippine Long Distance (Telecommunications)      1,353,444
                          -----------------------------------------------
                                                                3,395,970
 ------------------------------------------------------------------------
  POLISH ZLOTY - 0.6%
  17,635     Lentex* (Building Materials)                         138,676
  23,551     MPP Vouchers (Investment Fund)                       733,932
                          -----------------------------------------------
                                                                  872,608
 ------------------------------------------------------------------------
  RUSSIAN RUBLE - 2.5%
  77,923     Ao Mosenergo ADR* (Oil & Gas)                        448,057
  4,615,746  Irkutskenergo ADR (Utility)                          437,765
  36,783     Lukoil Co. ADR* (Oil & Gas Services)               1,223,035
  17,455     Rao Gazprom ADR* (Energy)                            190,260
  77,495     Surgutneftegaz* (Oil & Gas)                          426,223
  7,595      Unified Energy System ADR* (Utility)                  98,735
  77,127     Unified Energy System GDR* (Utility)               1,020,728
                          -----------------------------------------------
                                                                3,844,803
 ------------------------------------------------------------------------
  SOUTH AFRICAN RAND - 9.5%
  300,481    ABSA Group Ltd. (Financial Services)               1,646,135
  48,260     Anglo American Industries (Diversified)              866,549
  42,721     Anglogold (Natural Resources)                      1,809,442
  151,591    Barlow Ltd. (Industrial Machinery)                   751,138
  69,554     De Beers Centenary (Natural Resources)             1,148,807
  108,708    Liberty Life Association (Insurance Services)      1,987,499
  225,918    Rembrandt Group (Diversified)                      1,422,378
  284,525    Sasol Ltd. (Oil & Gas Services)                    1,779,735
  126,933    South African Breweries Ltd.
             (Beverages)                                        2,515,827
  86,673     Tiger Oats (Food & Beverages)                        771,057
                          -----------------------------------------------
                                                               14,698,567
 ------------------------------------------------------------------------
  THAILAND BAHT - 1.4%
  263,200    PTT Exploration & Production* (Energy)             2,193,333
 ------------------------------------------------------------------------

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
Statement of Investments (continued)
July 31, 1998 (Unaudited)
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

  SHARES      DESCRIPTION                                              VALUE

 COMMON STOCKS - (CONTINUED)
  TURKISH LIRA - 4.4%
  14,661,724  Adana Cimento - Class A (Building Materials)       $    567,446
  46,933,151  Akbank (Commercial Banks)                             1,418,547
  25,225,230  IS Bankasi (Commercial Banks)                         1,046,015
  1,504,380   Migros (Food & Beverages)                             1,608,073
  2,078,005   Netas Telekomunik* (Telecommunications)                 124,466
  2,078,005   Netas Telekomunik Rights exp. 08/11/98*
              (Telecommunications)                                    490,587
  27,646,808  Yapi Kredi Bankesi
              (Commercial Banks)                                      856,001
  25,392,974  Yapi Kredi Bankesi
              (Commercial Banks)                                      786,218
                          ---------------------------------------------------
                                                                    6,897,353
 ----------------------------------------------------------------------------
  VENEZUELAN BOLIVAR - 0.8%
  40,950      Cia Anonima Nacional Tele Venezuela ADR
              (Telecommunications)                                    926,494
  790,576     Venezolana de Cementos (Building Materials)             337,133
  105,410     Venezolana de Cementos (Building Materials)              40,812
                          ---------------------------------------------------
                                                                    1,304,439
 ----------------------------------------------------------------------------
  TOTAL COMMON STOCKS
  (COST $152,458,312)                                            $127,069,031
 ----------------------------------------------------------------------------
  PREFERRED STOCKS - 6.9%
  BRAZILIAN REAL - 6.7%
  188,009,000 Banco Bradesco SA (Banking)                        $  1,584,187
  5,169,865   Banco Bradesco SA Rights exp. 09/14/98 (Banking)         12,446
  54,000      Brahma (Food & Grocery)                                  38,769
  54,736,623  Cemig - Cia Energetica Minas Gerais (Electrical
              Services)                                             1,858,989
  61,296,800  Gerasul Centrais G (Utility)                            108,042
  12,709,800  Petroleo Brasileiros (Oil & Gas Services)             2,786,638
  16,221,912  Telec de Sao Paulo (Telecommunications)               4,017,087
                          ---------------------------------------------------
                                                                   10,406,158
 ----------------------------------------------------------------------------
  RUSSIAN RUBLE - 0.2%
  42,155      Lukoil ADR (Oil & Gas Services)                         321,432
 ----------------------------------------------------------------------------
  TOTAL PREFERRED STOCKS
  (COST $11,638,650)                                             $ 10,727,590
 ----------------------------------------------------------------------------

  UNITS/SHARES DESCRIPTION                                              VALUE

 STRUCTURED NOTES - 5.0%
  UNITED STATES DOLLAR - 5.0%
  6,709        Kuala Lumpur Composite Index Linked Note*          $    631,116
  23,116       Kuala Lumpur Composite Index Linked Note*             2,202,724
  62,512,592   Merrill Lynch Call Warrant on Korean Stock Price
               Index 200*                                            1,806,614
  61,071,086   Merrill Lynch Call Warrant on Korean Stock Price
               Index 200*                                            1,801,597
  161,679      Taiwan Index Linked Note*                             1,295,049
                          ----------------------------------------------------
                                                                     7,737,100
 -----------------------------------------------------------------------------
  TOTAL STRUCTURED NOTES
  (COST $8,073,993)                                               $  7,737,100
 -----------------------------------------------------------------------------
  OPTIONS - 0.4%
  BRAZILIAN REAL
  24,200       RCA Option V9M                                     $    576,364
 -----------------------------------------------------------------------------
  TOTAL OPTIONS
  (COST $338,513)                                                 $    576,364
 -----------------------------------------------------------------------------

  PRINCIPAL             INTEREST                        MATURITY
    AMOUNT                RATE                            DATE                               VALUE
  BOND - 1.1%
  RUSSIAN RUBLE
  Inter American Development Bank
  17,900,000              31.0%                         05/08/00                       $  1,711,515
 --------------------------------------------------------------------------------------------------
  TOTAL BONDS
  (COST $1,856,802)                                                                    $  1,711,515
 --------------------------------------------------------------------------------------------------
  SHORT-TERM OBLIGATIONS - 2.3%
  POLISH ZLOTY
  Poland Treasury Bill
  8,700,000               17.2%                         02/24/99                       $  2,308,823
  5,000,000               17.2%                         02/10/99                          1,335,047
 --------------------------------------------------------------------------------------------------
  TOTAL SHORT-TERM OBLIGATIONS
  (COST $3,588,612)                                                                    $  3,643,870
 --------------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (COST $177,954,882)(A)                                                               $151,465,470
 --------------------------------------------------------------------------------------------------

  FEDERAL INCOME
  TAX INFORMATION:
  Gross unrealized
  gain for
  investments in
  which
  value exceeds
  cost              $  4,855,688
  Gross unrealized
  loss for
  investments in
  which
  cost exceeds
  value              (33,750,495)
 --------------------------------
  Net unrealized
  loss              $(28,894,807)
 --------------------------------

 * Non-income producing security.
 (a) The aggregate cost for federal income tax purposes is $180,360,277.
 (b) A portion of cash, $54,498, has been segregated for extended settlement of this security.
 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

                                      GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                      PERCENTAGE
                                                        OF TOTAL
                                                      NET ASSETS
  COMMON AND PREFERRED STOCK INDUSTRY CONCENTRATIONS
  Agriculture                                                0.2%
  Banking                                                    3.6
  Beverages                                                  2.7
  Beverages/Tobacco                                          1.8
  Broadcast Media                                            1.4
  Building Materials                                         2.1
  Chemical Products                                          0.6
  Commercial Banks                                           4.5
  Communications                                             0.2
  Construction                                               0.2
  Consumer Goods                                             2.9
  Diversified                                                2.0
  Diversified Industrial Manufacturing                       0.5
  Drugs                                                      0.8
  Electrical Services                                        1.2
  Electronic Connectors                                      1.3
  Electronics                                                0.7
  Energy                                                     1.5
  Engineering                                                0.2
  Financial Services                                         6.0
  Food & Beverages                                           3.2
  Food & Grocery                                             0.0
  Health & Medical Services                                  1.4
  Health Care                                                0.3
  Health/Personal Care                                       1.0
  Industrial Machinery                                       0.5
  Insurance Services                                         1.3
  Investment Fund                                            1.5
  Mining                                                     1.4
  Natural Resources                                          1.9
  Oil & Gas                                                  1.8
  Oil & Gas Services                                         5.5
  Real Estate                                                0.9
  Recreational Services                                      0.6
  Retail                                                     0.2
  Retail-Trade                                               1.0
  Shipping & Freight                                         0.1
  Technology                                                 1.0
  Telecommunications                                        21.8
  Textiles                                                   0.1
  Tobacco                                                    1.5
  Transportation-Marine                                      0.2
  Utility                                                    7.2
 ----------------------------------------------------------------
  TOTAL COMMON AND PREFERRED STOCK                          88.8%
 ----------------------------------------------------------------

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
Statement of Assets and Liabilities
July 31, 1998 (Unaudited)
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
 ASSETS:

  Investment in securities, at value
  (identified cost $177,954,882)                                   $151,465,470
  Cash, at value                                                      3,012,499
  Receivables:
  Investment securities sold                                            622,408
  Forward foreign currency exchange
  contracts                                                              40,322
  Fund shares sold                                                      347,650
  Dividends and interest, at value                                      592,074
  Deferred organization expenses, net                                    13,607
  Other assets                                                          191,740
 -------------------------------------------------------------------------------
  TOTAL ASSETS                                                      156,285,770
 -------------------------------------------------------------------------------

 LIABILITIES:

  Payables:
  Investment securities purchased                                       553,408
  Forward foreign currency exchange
  contracts                                                             137,469
  Fund shares repurchased                                                   210
  Amounts owed to affiliates                                            250,984
  Accrued expenses and other liabilities                                138,650
 -------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                   1,080,721
 -------------------------------------------------------------------------------

 NET ASSETS:

  Paid-in capital                                                   180,231,729
  Accumulated undistributed net
  investment income                                                   1,078,534
  Accumulated undistributed net realized
  gain on investment and foreign currency
  transactions                                                          510,450
  Net unrealized loss on investments and
  translation of assets and liabilities
  denominated in foreign currencies                                 (26,615,664)
 -------------------------------------------------------------------------------
  NET ASSETS                                                       $155,205,049
 -------------------------------------------------------------------------------
                                             CLASS A       CLASS B      CLASS C
 -------------------------------------------------------------------------------
  Total shares of beneficial interest
  outstanding, $.001 par value (unlimited
  shares authorized)                       5,957,974        49,880       28,661
  Net asset and Class A redemption value
  per share(a)                                 $8.79         $8.78        $8.79
 -------------------------------------------------------------------------------
                                                     INSTITUTIONAL      SERVICE
 -------------------------------------------------------------------------------
  Total shares of beneficial interest
  outstanding, $.001 par value (unlimited
  shares authorized)                                    11,546,320          160
  Net asset value, offering and
  redemption price per share                                 $8.84        $8.62
 -------------------------------------------------------------------------------

 (a) Maximum public offering price per share (NAV per share X 1.0582) for Class A shares is $9.30. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original pur-chase price of the shares.

                                      GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
Statement of Operations
For the Six Months Ended July 31, 1998 (Unaudited)
      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

  INVESTMENT INCOME:
  Dividends(a)                                                   $   1,485,665
  Interest                                                             446,293
 ------------------------------------------------------------------------------
  TOTAL INCOME                                                       1,931,958
 ------------------------------------------------------------------------------
  EXPENSES:
  Management fees                                                      642,999
  Custodian fees                                                       211,954
  Transfer agent fees                                                   95,593
  Distribution fees                                                     51,779
  Authorized dealer service fees                                        50,747
  Registration fees                                                     43,412
  Professional fees                                                     31,988
  Trustee fees                                                           2,579
  Amortization of deferred organization expenses                           970
  Other                                                                 19,751
 ------------------------------------------------------------------------------
  TOTAL EXPENSES                                                     1,151,772
 ------------------------------------------------------------------------------
  Less -- expenses reimbursed and fees waived by Goldman Sachs        (278,476)
 ------------------------------------------------------------------------------
  NET EXPENSES                                                         873,296
 ------------------------------------------------------------------------------
  NET INVESTMENT INCOME                                              1,058,662
 ------------------------------------------------------------------------------
  REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN
  CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
  Investment transactions                                           (4,821,082)
  Foreign currency related transactions                              5,353,986
  Net change in unrealized loss on:
  Investments                                                      (25,633,792)
  Translation of assets and liabilities denominated in foreign
  currencies                                                          (118,309)
 ------------------------------------------------------------------------------
  NET REALIZED AND UNREALIZED LOSS ON INVESTMENT AND FOREIGN
  CURRENCY TRANSACTIONS                                            (25,219,197)
 ------------------------------------------------------------------------------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS           $ (24,160,535)
 ------------------------------------------------------------------------------

 (a) Taxes withheld on dividends were $100,286.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
Statement of Changes in Net Assets
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                 FOR THE
                                                        SIX MONTHS ENDED
                                                           JULY 31, 1998
                                                             (UNAUDITED)
  FROM OPERATIONS:
  Net investment income                                     $  1,058,662
  Net realized gain on investment and foreign currency
  related transactions                                           532,904
  Net change in unrealized loss on investments and
  translation of assets and liabilities denominated in
  foreign currencies                                         (25,752,101)
 ------------------------------------------------------------------------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS       (24,160,535)
 ------------------------------------------------------------------------
  FROM SHARE TRANSACTIONS:
  Net proceeds from sales of shares                          163,420,362
  Cost of shares repurchased                                 (20,993,816)
 ------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM SHARE
  TRANSACTIONS                                               142,426,546
 ------------------------------------------------------------------------
  TOTAL INCREASE                                             118,266,011
 ------------------------------------------------------------------------
  NET ASSETS:
  Beginning of year                                           36,939,038
 ------------------------------------------------------------------------
  End of period                                             $155,205,049
 ------------------------------------------------------------------------
  ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME           $  1,078,534
 ------------------------------------------------------------------------

                                      GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
Statement of Changes in Net Assets
      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                   FOR THE
                                                              PERIOD ENDED
                                                        JANUARY 31,1998(A)
  FROM OPERATIONS:
  Net investment income                                        $    19,872
  Net realized loss on investment and foreign currency
  related transactions                                             (22,454)
  Net change in unrealized loss on investments and
  translation of assets and liabilities denominated in
  foreign currencies                                              (863,563)
 --------------------------------------------------------------------------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS            (866,145)
 --------------------------------------------------------------------------
  FROM SHARE TRANSACTIONS:
  Net proceeds from sales of shares                             37,824,117
  Cost of shares repurchased                                       (18,934)
 --------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM SHARE
  TRANSACTIONS                                                  37,805,183
 --------------------------------------------------------------------------
  TOTAL INCREASE                                                36,939,038
 --------------------------------------------------------------------------
  NET ASSETS:
  Beginning of period                                                   --
 --------------------------------------------------------------------------
  End of period                                                $36,939,038
 --------------------------------------------------------------------------
  ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME              $    19,872
 --------------------------------------------------------------------------

 (a) The Fund commenced operations on December 15, 1997.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                          INCOME FROM
                                   INVESTMENT OPERATIONS(E)     DISTRIBUTIONS TO SHAREHOLDERS
                                   ------------------------- -----------------------------------
                                               NET REALIZED
                                              AND UNREALIZED
                                              GAIN (LOSS) ON
                                               INVESTMENTS                FROM NET
                         NET ASSET             AND FOREIGN              REALIZED GAIN IN EXCESS
                          VALUE,      NET        CURRENCY     FROM NET  ON INVESTMENT   OF NET   NET DECREASE
                         BEGINNING INVESTMENT    RELATED     INVESTMENT  AND OPTIONS  INVESTMENT IN NET ASSET
                         OF PERIOD   INCOME    TRANSACTIONS    INCOME   TRANSACTIONS    INCOME      VALUE
 FOR THE SIX MONTHS ENDED JULY 31 (UNAUDITED),
  1998 - Class A Shares   $ 9.69     $ 0.04       $(0.94)        --           --          --        $(0.90)
  1998 - Class B Shares     9.69       0.02        (0.93)        --           --          --         (0.91)
  1998 - Class C Shares     9.70       0.03        (0.94)        --           --          --         (0.91)
  1998 - Institutional
  Shares                    9.70       0.06        (0.92)        --           --          --         (0.86)
  1998 - Service Shares     9.69      (0.13)       (0.94)        --           --          --         (1.07)
 FOR THE PERIOD ENDED JANUARY 31,(B)
  1998 - Class A Shares    10.00         --        (0.31)        --           --          --         (0.31)
  1998 - Class B Shares    10.00         --        (0.31)        --           --          --         (0.31)
  1998 - Class C Shares    10.00         --        (0.30)        --           --          --         (0.30)
  1998 - Institutional
  Shares                   10.00       0.01        (0.31)        --           --          --         (0.30)
  1998 - Service Shares    10.00         --        (0.31)        --           --          --         (0.31)
 ------------------------------------------------------------------------------------------------------------

 (a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (b) Class A, Class B, Class C, Institutional and Service share activity commenced on December 15, 1997.
 (c) Annualized.
 (d) Not annualized.
 (e) Includes the balancing effect of calculating per share amounts.

                                      GOLDMAN SACHS EMERGING MARKETS EQUITY FUND



                                                                 RATIO OF
                                      NET ASSETS   RATIO OF   NET INVESTMENT
NET ASSET                 PORTFOLIO   AT END OF  NET EXPENSES INCOME (LOSS)
VALUE, END    TOTAL       TURNOVER      PERIOD    TO AVERAGE    TO AVERAGE
OF PERIOD   RETURN(A)       RATE      (IN 000S)   NET ASSETS    NET ASSETS
----------------------------------------------------------------------------
  $8.79       (9.29)%(d)    35.27%(d)  $ 52,362      2.17%(c)      1.36%(c)
   8.78       (9.39)(d)     35.27(d)        438      2.67(c)       0.69(c)
   8.79       (9.38)(d)     35.27(d)        252      2.67(c)       0.92(c)
   8.84       (8.87)(d)     35.27(d)    102,151      1.30(c)       2.35(c)
   8.62      (11.04)(d)     35.27(d)          2      1.80(c)      (2.71)(c)
----------------------------------------------------------------------------
   9.69       (3.10)(d)      3.35        17,681      1.90(c)       0.55(c)
   9.69       (3.10)(d)      3.35            64      2.41(c)       0.05(c)
   9.70       (3.00)(d)      3.35            73      2.48(c)      (0.27)(c)
   9.70       (3.00)(d)      3.35        19,120      1.30(c)       0.80(c)
   9.69       (3.10)(d)      3.35             2      2.72(c)      (0.05)(c)
----------------------------------------------------------------------------
            RATIOS ASSUMING NO VOLUNTARY WAIVER
              OF FEES OR EXPENSE LIMITATIONS
            -----------------------------------
               RATIO OF                   RATIO OF NET
NET ASSET    EXPENSES TO               INVESTMENT INCOME
VALUE, END   AVERAGE NET               (LOSS) TO AVERAGE
OF PERIOD       ASSETS                     NET ASSETS
----------------------------------------------------------------------------
  $8.79                     2.69%(c)                      0.84%(c)
   8.78                     3.19(c)                       0.17(c)
   8.79                     3.19(c)                       0.40(c)
   8.84                     1.82(c)                       1.83(c)
   8.62                     2.32(c)                      (3.23)(c)
----------------------------------------------------------------------------
   9.69                     5.88(c)                      (3.43)(c)
   9.69                     6.39(c)                      (3.93)(c)
   9.70                     6.46(c)                      (4.25)(c)
   9.70                     5.28(c)                      (3.18)(c)
   9.69                     6.70(c)                      (4.03)(c)
----------------------------------------------------------------------------

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
Notes to Financial Statements
July 31, 1998 (Unaudited)
 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust"), a Delaware business trust registered under the Investment Company Act of 1940 (as amended) as an open-end management in-vestment company. The Trust includes the Goldman Sachs Emerging Markets Equity Fund (the "Fund"). At July 31, 1998, the Fund offered five classes of shares -- Class A, Class B, Class C, Institutional and Service.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of the significant accounting policies consist-ently followed by the Fund. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Certain reclassifications have been made to the prior periods' amounts to conform with the current period presentation. Such reclassifications have no effect on previously reported net asset values of the Fund.

 A. Investment Valuation -- Investments in securities traded on a U.S. or for-eign securities exchange or the NASDAQ system are valued daily at their last sale or closing price on the principal exchange on which they are traded or NASDAQ. If no sale occurs, securities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and asked price, and the securi-ties traded on a foreign exchange will be valued at the official bid price. Unlisted equity and debt securities for which market quotations are available are valued at the mean between the most recent bid and asked prices. Debt se-curities are valued at prices supplied by an independent pricing service, which reflect broker / dealer-supplied valuations and matrix pricing systems. Short-term debt obligations maturing in sixty days or less are valued at am-ortized cost. Restricted securities, and other securities for which quota-tions are not readily available, are valued at fair value using methods approved by the Board of Trustees of the Trust.
   Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks in-clude revaluation of currencies, high rates of inflation, repatriation re-strictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liq-uid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

 B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are recorded on the trade date. Realized gains and losses on sales of invest-ments are calculated on the identified-cost basis. Dividend income is re-corded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. Interest income is determined on the basis of interest accrued, premium amortized and discount earned. It is the Fund's policy, where necessary, to accrue for estimated capital gains taxes on ap-preciated foreign securities.

 C. FOREIGN CURRENCY TRANSLATIONS -- The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valua-tions, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based on current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions.
   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and hold-ings of foreign currencies; (ii) gains and losses between trade date and set-tlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends and interest recorded and the amounts actually received.

                                      GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

 D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Fund is authorized to enter into forward foreign currency exchange contracts for the purchase of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions or to seek to increase total return. All commitments are "marked-to-market" daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records re-alized gains or losses at the time the forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

 E. DERIVATIVE FINANCIAL INSTRUMENTS -- STRUCTURED NOTES
 Subject to its investment restrictions, the Fund may utilize derivative fi-nancial instruments such as structured notes. Such instruments are used by the Fund as a means of investing in a particular market or of increasing the return on the Fund's investments or both. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of the financial indicators including, but not limited to indices, currencies or interest rates. These financial instruments may subject the fund to a greater degree of market risk and loss than other types of fixed income securities.

 F. SHORT SECURITIES POSITIONS -- The Fund may enter into covered short sales. Short securities positions are accounted for at cost and subsequently marked to market to reflect the current market value of the position. The market value of the short position is recorded as a liability on the Fund's records and any difference between this market value and the cash received is re-ported as unrealized gain or loss. Gains and losses are realized when a short position is closed out by delivering securities back to the broker.

 G. FEDERAL TAXES -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net invest-ment income or net realized gain on investment transactions, or from capital, depending on the type of book/tax differences that may exist as well as tim-ing differences associated with having different book and tax year ends.

 H. DEFERRED ORGANIZATION EXPENSES -- Organization-related costs are amortized on a straight-line basis over a period of five years.

 I. EXPENSES -- Expenses incurred by the Trust which do not specifically re-late to an individual fund of the Trust are allocated to the funds based on each Fund's relative average net assets for the period.
   Class A, Class B and Class C shares bear all expenses and fees relating to distribution and authorized dealer service plans. Each class of shares sepa-rately bears their respective class-specific transfer agency fees. Service shares separately bear a service class fee payable monthly to service organi-zations for their services.

 J. OPTION ACCOUNTING PRINCIPLES -- When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the li-ability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium origi-nally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
Notes to Financial Statements (continued)
July 31, 1998 (Unaudited)
   Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, de-pending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a pur-chased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

 K. FUTURES CONTRACTS -- The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return.
   Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial mar-gin" requirement of the respective futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund dai-ly, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.
   The use of futures contracts involve, to varying degrees, elements of mar-ket and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures con-tract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss.

 3. AGREEMENTS

 Goldman Sachs Asset Management International ("GSAM International"), an af-filiate of Goldman, Sachs & Co. ("Goldman Sachs"), acts as the Fund's invest-ment adviser pursuant to an Investment Management Agreement (the "Agreement"). Under the Agreement, GSAM International, subject to the general supervision of the Trust's Board of Trustees, manages the Fund's portfolio. As compensation for the services rendered under the Agreement, the assumption of the expenses related thereto and administering the Fund's business af-fairs, including providing facilities, GSAM International is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 1.20% of the average daily net assets of the Fund. For the six months ended July 31, 1998, GSAM International has voluntarily agreed to waive approximately $53,000 of its Management Fee. GSAM International may discontinue or modify this waiver in the future at its discretion.
   For the six months ended July 31, 1998, Goldman Sachs voluntarily agreed to reduce or limit certain "Other Expenses" for the Fund (excluding management, service, distribution and authorized dealer service fees and litigation and indemnification costs, taxes, interest, brokerage commissions, transfer agent fees and extraordinary expenses) to the extent such expenses exceeded .16% of the average daily net assets of the Fund. For the six months ended July 31, 1998, Goldman Sachs has reimbursed approximately $225,000. At July 31, 1998, approximately $159,000 is owed to the Fund. Effective September 1, 1998, this expense limitation has been modified.
   Goldman Sachs serves as the Distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charge and has advised the Trust that it has retained approximately $463,000 during the six months ended July 31, 1998.
   The Trust, on behalf of the Fund, has adopted Distribution Plans (the "Dis-tribution Plans") pursuant to Rule 12b-1. Under the Distribution Plans, Goldman Sachs is entitled to a quarterly fee from the Fund for distribution services equal, on an annual basis, to .25%, .75% and .75% of the Fund's av-erage daily net assets attributable to Class A, Class B and Class C shares, respectively.

                                      GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
   The Trust, on behalf of the Fund, has adopted Authorized Dealer Service
 Plans (the "Service Plans") pursuant to which Goldman Sachs and Authorized Dealers are compensated for providing personal and account maintenance serv-ices. The Fund pays a fee under its Service Plan equal, on an annual basis, to .25% of its average daily net assets attributable to Class A, Class B and Class C shares. Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. Effective September 1, 1998 fees charged for such transfer agent services are as follows: 0.19% of average daily net assets for Class A, Class
 B and Class C Shares and 0.04% of average daily net assets for Institutional and Service Class Shares.
   The Trust, on behalf of the Fund, has adopted a Service Plan. This plan al-lows for Service shares to compensate service organizations for providing va-rying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to .50% (on a annualized basis), of the average daily net asset value of the Service shares.
   At July 31, 1998, the Fund owed approximately $142,000, $33,000, $31,000 and $45,000 for Management, Distribution, Authorized Dealer Service and Transfer Agent fees, respectively.

 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchases and proceeds of sales or maturities of securities (excluding short-term investments and futures) for the six months ended July 31, 1998, were $183,181,503 and $34,310,684, respectively.
   At July 31, 1998, the Fund had the following outstanding forward foreign currency exchange contracts:

                                          VALUE ON
 FOREIGN CURRENCY                        SETTLEMENT    CURRENT     UNREALIZED
 SALE CONTRACTS                             DATE        VALUE         LOSS
 ----------------------------------------------------------------------------
 Deutsche Mark expiring 10/7/98          $2,013,823   $2,056,964   $ (43,141)
 Russian Ruble expiring 8/10/98             936,250    1,014,843     (78,593)
 ----------------------------------------------------------------------------
 TOTAL FOREIGN CURRENCY SALE CONTRACTS   $2,950,073   $3,071,807   $(121,734)
 ----------------------------------------------------------------------------

   The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The mea-surement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At July 31, 1998, the Fund had sufficient cash and securities to cover any commitments under these contracts.
   The Fund has recorded a "Receivable for forward foreign currency exchange contracts" and "Payable for forward foreign currency exchange contracts" of $40,322 ($40,322 of realized gains relating to forward foreign currency ex-change contracts closed but not settled as of July 31, 1998) and $137,469 (comprised of $15,735 of realized losses relating to forward foreign currency exchange contracts closed but not settled as of July 31, 1998 and $121,734 of unrealized losses relating to open forward foreign currency exchange con-tracts as detailed in the table above), respectively, in the accompanying Statement of Assets and Liabilities.
   For the six months ended July 31, 1998, Goldman Sachs earned approximately $25,000 of brokerage commissions from portfolio transactions.

 5. LINE OF CREDIT FACILITY

 The Fund participates in a $250,000,000 uncommitted, unsecured revolving line of credit facility. In addition, the Fund participates in a $50,000,000 com-mitted, unsecured revolving line of credit facility. Both facilities are to be used solely for temporary or emergency purposes. Under the most restric-tive arrangement, the Fund must own securities having a market value in ex-cess of 300% of the total bank borrowings. The interest rate on the borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid based on the amount of the commitment which has not been utilized. During the six months ended July 31, 1998, the Fund did not have any borrowings under these facilities.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
Notes to Financial Statements (continued)
July 31, 1998 (Unaudited)

 6. SUMMARY OF SHARE TRANSACTIONS

 Share activity for the periods ended July 31, 1998 and January 31, 1998 are as follows:

                       FOR THE SIX MONTHS ENDED JULY 31, 1998
                                     (UNAUDITED)                 FOR THE PERIOD ENDED JANUARY 31, 1998
                             --------------------------------
                                                    ---------------------------------------------
                                   SHARES               DOLLARS             SHARES              DOLLARS
 -------------------------------------------------------------------------------------------------------
 CLASS A SHARES
 Shares sold                    5,166,538  $         52,545,655          1,824,207  $        17,866,344
 Shares repurchased            (1,032,771)          (10,081,607)                --                   --
                             --------------------------------
                                                    ---------------------------------------------
                                4,133,767            42,464,048          1,824,207           17,866,344
 -------------------------------------------------------------------------------------------------------
 CLASS B SHARES
 Shares sold                       45,829               440,950              6,579               64,645
 Shares repurchased                (2,528)              (23,339)                --                   --
                             --------------------------------
                                                    ---------------------------------------------
                                   43,301               417,611              6,579               64,645
 -------------------------------------------------------------------------------------------------------
 CLASS C SHARES
 Shares sold                       24,991               248,016              7,520               72,494
 Shares repurchased                (3,850)              (37,625)                --                   --
                             --------------------------------
                                                    ---------------------------------------------
                                   21,141               210,391              7,520               72,494
 -------------------------------------------------------------------------------------------------------
 INSTITUTIONAL SHARES
 Shares sold                   10,666,551           110,185,741          1,973,802           19,819,033
 Shares repurchased            (1,092,081)          (10,851,245)            (1,952)             (18,934)
                             --------------------------------
                                                    ---------------------------------------------
                                9,574,470            99,334,496          1,971,850           19,800,099
 -------------------------------------------------------------------------------------------------------
 SERVICE SHARES
 Shares sold                           --                    --                160                1,601
                             --------------------------------
                                                    ---------------------------------------------
                                       --                    --                160                1,601
 -------------------------------------------------------------------------------------------------------
 NET INCREASE                  13,772,679  $        142,426,546          3,810,316  $        37,805,183
 -------------------------------------------------------------------------------------------------------

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

THE GOLDMAN
SACHS ADVANTAGE

When you invest in the Goldman Sachs Emerging Markets Equity Fund, you can capitalize on Goldman Sachs' history of excellence while benefiting from the firm's leadership in three areas:

1  Global Resources

   With professionals based in offices throughout the Americas, Europe and Asia, Goldman Sachs possesses first-hand knowledge of the world's markets and economies.

2  Fundamental Research

   Goldman Sachs is recognized by the managements of corporations worldwide as a leader in investment research. As a result, we obtain face-to-face meetings with managers on a timely, regular basis.

3  Risk Management

   Goldman, Sachs & Co. excels in understanding, monitoring and managing investment risk -- a process that is integrated into all Goldman Sachs investment products.

An Investment Idea for the Long Term

History has shown that a long-term plan that includes stocks of emerging market countries is more likely to provide greater returns and reduce overall portfolio volatility over time than a portfolio that invests only in U.S.-based stocks.

Goldman Sachs Emerging Markets Equity Fund offers investors access to the benefits associated with emerging market investing. The Fund seeks long-term capital appreciation, primarily through equity securities of emerging country issuers.

Target Your Needs

The Goldman Sachs Emerging Markets Equity Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives change, you can exchange shares within Goldman Sachs Funds without an additional charge.* (Please note: in general, greater returns are associated with greater risk.)
--------------------------------------------------------------------------------
Goldman Sachs Funds

                               ASSET ALLOCATION
Higher Risk/Return                                           Lower Risk/Return
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY              DOMESTIC        FIXED              MONEY
 . Goldman Sachs                    EQUITY         INCOME             MARKET
  Emerging
  Markets Equity
  Fund

For More Information

To learn more about the Goldman Sachs Emerging Markets Equity Fund and other Goldman Sachs Funds, call your investment professional today.


/*/The exchange privilege is subject to termination and its terms are subject to change.

GOLDMAN SACHS ASSET MANAGEMENT

ONE NEW YORK PLAZA, 42ND FLOOR, NEW YORK, NEW YORK 10004

TRUSTEES
Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
John P. McNulty
Mary P. McPherson
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard B. Strubel

OFFICERS
Douglas C. Grip, President
Jesse Cole, Vice President
James A. Fitzpatrick, Vice President
Anne Marcel, Vice President
Nancy L. Mucker, Vice President
John M. Perlowski, Treasurer
Philip V. Giuca, Jr., Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary
Valerie A. Zondorak, Assistant Secretary

GOLDMAN, SACHS & CO.
Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
Investment Adviser

GOLDMAN SACHS INTERNATIONAL
Peterborough Court, 133 Fleet Street
London EC4A 2BB, England

Visit our internet address: www.gs.com/funds

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

Goldman, Sachs & Co., distributor of the Fund, is not a bank, and Fund shares distributed by it are neither bank deposits nor obligations of, nor endorsed, nor guaranteed by any bank or other insured depository institution, nor are they insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the Fund involves risks, including possible loss of the principal amount invested.

Asia Growth Fund's, Emerging Markets Equity Fund's and International Equity Fund's investment in securities of foreign issuers and foreign currencies entails certain risks not customarily associated with investing in securities of U.S. issuers quoted in U.S. dollars. In particular, the securities market of emerging countries in which the Funds may invest without limit are less liquid, are subject to greater price volatility, have smaller market capitalizations, have problems with share registration and custody, have less government regulation, and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries.

Asia Growth Fund's, Japanese Equity Fund's, International Small Cap Equity Fund's and CORE International Equity Fund's foreign investments and active management techniques entail risks in addition to those customarily associated with investing in dollar-denominated securities of U.S issuers. Compared with domestic securities markets, foreign markets may be less liquid, more volatile and less subject to government regulation, and may make available less public information about issuers. The Funds may incur losses because of changes in securities prices expressed in local currencies, movements in exchange rates or both. Concentration of the Japanese Equity and Asia Growth Fund's assets in one or a few countries and currencies will subject the Fund to greater risk than if a Fund's assets were not geographically concentrated.

The stocks of smaller companies are often associated with higher risks, including greater volatility, than stocks of larger companies.

An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there can be no assurance that any money market fund will be able to maintain a net asset value of $1.00 per share.

(C) Copyright 1998 Goldman, Sachs & Co. All rights reserved. Date of first use:
September 30, 1998
                                                              EMESAR /31K / 9-98